                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 11, 1998


                           ROMAC INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

     Florida                          0-26058                        59-3264661
     -------                          -------                        ----------
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)


           120 West Hyde Park Place, Suite 140, Tampa, Florida 33606
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            (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:     (813) 251-1700
                                                    ------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     Effective February 11, 1998, ROMAC International, Inc. (the "Company") and Source Services Corporation ("Source") entered into Amendment No.1 ("the Amendment") to an Agreement and Plan of Merger dated February 1, 1998 between the parties (the "Merger Agreement"). The Amendment provides for the elimination of New Romac, Inc., a wholly-owned subsidiary of the Company, as a party to the Merger Agreement. The parties decided to merge Source directly into the Company rather than into the Company's subsidiary. The Amendment also provides for a change in the composition of the committees of the Company's board of directors as reflected in Exhibit 7.2(c) to the Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

2.1 Amendment No.1 To Agreement and Plan of Merger by and among Romac International, Inc. and Source Services Corporation.

                                                               page 2 of 3 pages

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1998         ROMAC INTERNATIONAL, INC.
                                 (Registrant)


                                 By: /s/ THOMAS M. CALCATERRA
                                     -------------------------------------------

                                 Its: Vice President and Chief Financial Officer
                                      ------------------------------------------

                                                               page 3 of 3 pages

                                 EXHIBIT INDEX

                           ROMAC INTERNATIONAL, INC.

                          Current Report on Form 8-K
                            Dated February 11, 1998


EXHIBIT NO.    DESCRIPTION


2.1 Amendment No. 1 to Agreement and Plan of Merger between ROMAC International, Inc. and Source Services Corporation.

                AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER
                                 BY AND AMONG
                           ROMAC INTERNATIONAL, INC.
                                      AND
                          SOURCE SERVICES CORPORATION

     This Amendment No. 1, dated as of February 11, 1998, is to the Agreement and Plan of Merger by and among Romac International, Inc. ("Romac") and Source Services Corporation ("Source"), dated February 1, 1998 (the "Merger Agreement").

                                   BACKGROUND

     The parties have decided to eliminate New Romac, Inc., a wholly-owned subsidiary of Romac, as a party to the Merger Agreement and provide for the merger of Source directly into Romac. The parties also desire to change the composition of the Committees of the Romac board of directors as described in
Exhibit 7.2(c). Except as modified by this Amendment, all terms of the Merger Agreement shall continue in full force and effect. All capitalized terms used herein shall have the same meaning as in the Merger Agreement. If a conflict occurs between this Amendment No. 1 and the Amended and Restated Agreement and Plan of Merger between Romac and Source, the Merger Agreement, as amended by this Amendment No. 1, shall control.

     The parties agree to amend the Merger Agreement as follows:

     1. The Table of Contents, the Background Section, Sections 1.1, 3.2, 4.3, 5.1, 5.3, 5.4, 5.8, 5.9, 5.14, 5.15, 5.16, 5.17, 5.18, 5.19, 5.20, 5.21, 6.1,
7.1, 7.5, 7.14, 8.1, 8.2, 8.3, 9.2, and 10.2, the Introduction to Articles IV
and V, and the final paragraph are amended by deleting references to the Sub and making appropriate grammatical changes, if any.

     2. The introductory paragraph is amended to read as follows: "AGREEMENT AND PLAN OF MERGER, dated as of February 1, 1998, by and among Romac International, Inc., a Florida corporation (the "Parent") and Source Services Corporation, a Delaware corporation (the "Company")."

     3. Sections 2.1, 2.3, and 2.4 are amended by deleting references to the Sub and substituting "Parent."

     4. Section 3.1 is amended by deleting "or capital stock of the Sub" from the last line of the introduction and the words "the Sub" and "other" from the third line of Section 3.1(a).

     5.  Section 5.2 is amended by deleting the last sentence.

     6.  Section 5.12 is deleted.

     7. Section 5.13 is amended by (i) deleting references to the Sub and making appropriate grammatical changes and (ii) substituting the words "its Subsidiaries" for the "Sub" in lines 6 and 8.

     8.  Section 7.2(b) is deleted.

     9. Section 10.9 is amended by deleting the words "except that the Sub may assign, in its sole discretion, any or all of its rights, interests, and obligations under this Agreement to the Parent or to any direct or indirect wholly-owned Subsidiary of the Parent."

     10. Exhibit 1 is amended by deleting the reference to New Romac and adding the words "as amended by Amendment No. 1 dated as of February 11, 1998" in line one of Recital (B) after the words "dated February 1, 1998."

     11.  Exhibit 7.2(c) is amended to read as follows:

     Name                  Term           Committees of the Board
     ----                  ----           -----------------------
  D. Les Ward             3 years                  None
 Wayne D. Emigh           1 year          Audit and Compensation
 John N. Allred           1 year                   Audit


     12. The first paragraph of Exhibit 7.6 is amended by deleting the reference to New Romac. Schedule A to Exhibit 7.6 is amended by deleting the reference to New Romac and substituting the words "the Company."

     13. Exhibit 8.2 to the Merger Agreement is amended by (i) deleting the reference to New Romac and adding the words "as amended by Amendment No. 1 dated as of February 11, 1998" in line four of the first paragraph after the words "dated February 1, 1998," (ii) deleting the reference to New Romac in paragraph
(b), and (iii) deleting the reference to New Romac in paragraph (c) and substituting the words "the Company."

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers as of the date first written above.


ROMAC INTERNATIONAL, INC.             SOURCE SERVICES CORPORATION


By:/s/ Thomas M. Calcaterra           By:/s/ D. Les Ward
   ------------------------------        ------------------------------------
Name:____________________________     Name:__________________________________
Its:VP and CFO                        Its:President & Chief Executive Officer
    -----------------------------         -----------------------------------